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                                                                   EXHIBIT 10.21

                               PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT (this "AGREEMENT") is made as of February 14, 2002, by and between TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "COMPANY") and Christian Schiller, Arnis Kins and John Kins (Christian Schiller, Arnis Kins and John Kins are referred to herein individually as a "PURCHASER", and collectively, as the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used herein are defined in SECTION 6 of this Agreement.

          The parties hereto agree as follows:

          1.  PURCHASE AND SALE OF COMMON UNITS.

          (a) Upon the execution of this Agreement, the Purchasers will purchase, and the Company will sell 225,225.23 of the Company's Common Units (the "COMMON UNITS") at a price of $0.0333 per unit. Each Purchaser shall purchase the amount of Common Units set forth next to such Purchaser's name on SCHEDULE A attached hereto. Each Purchaser further agrees that in connection with the transactions contemplated by this Agreement, such Purchaser will execute and deliver to the Company, this Agreement, the Securityholders Agreement, the Registration Agreement and the LLC Agreement and each of the other agreements contemplated hereby or thereby and make the investment in the Company described herein. The Company will deliver the Purchasers copies of the certificates representing such Common Units purchased by each Purchaser, and each Purchaser will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $2,500 as payment for the Common Units purchased by such Purchaser. The Common Units acquired by Purchasers pursuant to this SECTION 1(a) are referred to herein as "CARRIED UNITS".

          (b) Within 30 days after the purchase of any Carried Units hereunder, each Purchaser will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of EXHIBIT A attached hereto.

          (c) In connection with the purchase and sale of the Carried Units, each Purchaser represents and warrants to the Company that:

              (i) The Carried Units to be acquired by such Purchaser pursuant to this Agreement will be acquired for such Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Carried Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

              (ii) Such Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Carried Units.

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              (iii) Such Purchaser is able to bear the economic risk of his investment in the Carried Units for an indefinite period of time because the Carried Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

              (iv) Such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Carried Units and has had full access to such other information concerning the Company and its Subsidiaries as he has requested.

              (v) This Agreement, the Securityholders Agreement, the Registration Agreement and the LLC Agreement, and all other agreements contemplated hereby or thereby to which such Purchaser is a party constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, and the execution, delivery and performance of this Agreement the Securityholders Agreement, the Registration Agreement and the LLC Agreement, and all other agreements contemplated hereby or thereby by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any judgment, order or decree to which such Purchaser is subject.

              (vi)  Such Purchaser is a resident of the State of Illinois.

              (vii) Such Purchaser is an accredited investor as such term is defined in the Securities Act and the rules and regulations promulgated thereunder.

              (viii) Such Purchaser acknowledges and agrees that certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

          2. COVENANTS. Concurrently with the execution of this Agreement, each Purchaser shall execute in blank ten security transfer powers in the form of EXHIBIT B attached hereto (the "SECURITY POWERS") with respect to the Carried Units and shall deliver such Security Powers to the Company. The Security Powers shall authorize the Company to assign, transfer and deliver the Carried Units to the appropriate acquiror thereof pursuant to SECTION 4 below or SECTION 6 of the Securityholders Agreement and under no other circumstances.

          3.  VESTING OF CARRIED UNITS.

          (a) The Carried Units shall be subject to vesting in the manner specified in this SECTION 3. Except as otherwise provided in SECTION 3(b) below, 5% of the Carried Units will become vested on each Quarter Date such that on February 14, 2007 the Carried Units will be 100% vested, in each case, however, if and only if as of each such Quarter Date, G. Edward Evans has been continuously employed by the Company, Employer or any of their respective Subsidiaries from the date of this Agreement through and including such Quarter Date.

          (b) Upon the occurrence of a Sale of the Company, all Carried Units which have not yet become vested shall become vested at the time of such event, if as of the date of

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such event G. Edward Evans is employed by the Company, Employer or any of their respective Subsidiaries. Carried Units which have become vested are referred to herein as "VESTED UNITS" and all other Carried Units are referred to herein as "UNVESTED UNITS."

          4.  REPURCHASE OPTION.

          (a) Upon G. Edward Evans (the "EXECUTIVE") ceasing to be employed by the Company, Employer or their respective Subsidiaries for any reason prior to February 14, 2007 (the "TRIGGERING EVENT"), the Carried Units (whether held by the Purchasers or one or more of the Purchasers' transferees, other than the Company and the Investors) will be subject to repurchase, by the Company pursuant to the terms and conditions set forth in this SECTION 4 (the "REPURCHASE OPTION"). The Company may assign its repurchase rights set forth in this SECTION 3 to any Person; PROVIDED that the Company may not assign to any Person its right to pay any portion of the Repurchase Price for Carried Units repurchased hereunder in the form of Class A Preferred, as set forth in SECTION 4(e).

          (b) Upon the Triggering Event: (i) the purchase price for each Unvested Unit will be the lesser of (A) such Purchaser's Original Cost for such Unit and (B) the Fair Market Value of such unit as of the date of the Triggering Event; and (ii) the purchase price for each Vested Unit will be the Fair Market Value of such unit as of the date of the Triggering Event; PROVIDED, however, that if Executive's employment is terminated for Cause (as defined in the Senior Management Agreement), the purchase price for each Vested Common Unit will be Purchaser's Original Cost for such Common Unit.

          (c) The Board may elect to purchase all or any portion of the Unvested Units or the Vested Units by delivering written notice (the "REPURCHASE NOTICE") to the holder or holders of the Carried Units within one year after the Triggering Event. The Repurchase Notice will set forth the number of Unvested Units and Vested Units to be acquired from each holder, the aggregate consideration to be paid for such units and the time and place for the closing of the transaction. The number of Carried Units to be repurchased by the Company shall first be satisfied to the extent possible from the Carried Units held by the Purchasers at the time of delivery of the Repurchase Notice. If the number of Carried Units then held by the Purchasers is less than the total number of Carried Units which the Company has elected to purchase, the Company shall purchase the remaining Carried Units elected to be purchased from the other holder(s) of Carried Units under this Agreement, pro rata according to the number of Carried Units held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest unit). The number of Unvested Units and Vested Units to be repurchased hereunder will be allocated among the Purchasers and the other holders of Carried Units (if any) pro rata according to the number of Carried Units to be purchased from such Person.

          (d) The closing of the purchase of the Carried Units pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Carried Units to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by the Purchasers to the Company and will pay the remainder of the

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purchase price by, at its option, (A) a check or wire transfer of funds, (B)
issuing in exchange for such securities a number of the Company's Class A Preferred (having the rights and preferences set forth in the LLC Agreement) equal to (x) the aggregate portion of the repurchase price for such Carried Units to be paid by the issuance of Class A Preferred divided by (y) 1,000, and for purposes of the LLC Agreement each such Class A Preferred unit shall as of its issuance be deemed to have Capital Contributions (as defined in the LLC Agreement) made with respect to such Class A Preferred unit equal to $1,000, or
(C) any combination of (A) and (B) as the Board may elect in its discretion. The Company will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

          By way of example only for the purpose of clarifying the mechanics of
SECTION 4(e)(B), if the Company intends to repurchase 45,045 Carried Units from a Purchaser by issuance of Class A Preferred and the aggregate repurchase price determined in accordance with this SECTION 3 is $1,500, then the Company would issue such Purchaser 1.5 units of Class A Preferred and for purposes of the LLC Agreement the whole unit of Class A Preferred issued to such Purchaser would as of its issuance be deemed to have Capital Contributions made for such Class A Preferred of $1,000 and the Capital Contributions made for the one-half unit of Class A Preferred would be $500.

          (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Carried Units by the Company pursuant to the Repurchase Option shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act, the Delaware General Corporation Law or such other governing corporate law, and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit (i) the repurchase of Carried Units hereunder which the Company is otherwise entitled to make or (ii) dividends or other transfers of funds from one or more Subsidiaries to the Company to enable such repurchases, then the Company may make such repurchases as soon as it is permitted to make repurchases or receive funds from Subsidiaries under such restrictions.

          (f) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of the Carried Units is finally determined to be an amount at least 10% greater than the per unit repurchase price for such Carried Units in the Repurchase Notice, the Company shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Carried Units elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Carried Units during the thirty-day period beginning on the date that the Company is given written notice that the Fair Market Value of Carried Units was finally determined to be an amount at least 10% greater than the per unit repurchase price for Carried Units set forth in the Repurchase Notice.

          (g) The provisions of this SECTION 4 shall terminate with respect to Vested Units upon the first to occur of the consummation of a Public Offering and the consummation of a Sale of the Company.

          5.  RESTRICTIONS ON TRANSFER OF CARRIED UNITS.

          (a) LEGEND. The certificates representing the Carried Units will bear a legend

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 in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF FEBRUARY 14, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A PURCHSE AGREEMENT BETWEEN THE COMPANY AND A MEMBER OF THE COMPANY DATED AS OF FEBRUARY 14, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) OPINION OF COUNSEL. No holder of Carried Units may sell, transfer or dispose of any Carried Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company a written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Carried Units delivers to the Company an opinion of counsel that no subsequent transfer of such Carried Units shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Carried Units which do not bear the Securities Act portion of the legend set forth in SECTION 5(a). If the Company is not required to deliver new certificates for such Carried Units not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 5.

          6.  DEFINITIONS.

          "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Investor, any general or limited partner of such Investor or any other person, entity or investment fund controlling, controlled by or under common control with such Investor.

          "BOARD" means the Board of Managers of the Company.

          "EMPLOYER" means TSI Telecommunication Services Inc., a Delaware corporation, as successor to TSI Merger Sub, Inc, a Delaware corporation.

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          "FAIR MARKET VALUE" of Carried Units means the average of the closing prices of the sales of such Carried Units on all securities exchanges on which such Carried Units may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Carried Units is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Carried Units are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Carried Units are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Carried Units as determined in good faith by the Board. If the Purchasers holding a majority of the Carried Units held by Purchasers reasonably disagree with such determination, such Purchasers shall deliver to the Board a written notice of objection within ten days after delivery of the Repurchase Notice. Upon receipt of such Purchasers' written notice of objection, the Board and such Purchasers will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice, Fair Market Value shall be determined by an appraiser jointly selected by the Board and such Purchasers, which appraiser shall submit to the Board and such Purchasers a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized firms that are engaged in the business of valuing non-public securities, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four firms. The expenses of such appraiser shall be borne by such Purchasers unless the appraiser's valuation is more than 10% greater than the amount determined by the Board, in which case, the expenses of the appraiser shall be borne by the Company. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

          "INVESTORS" shall mean GTCR Fund VII, L.P., a Delaware limited partnership, GTCR Fund VII/A, L.P., a Delaware limited partnership, GTCR Co-Invest, L.P., a Delaware limited partnership and any other investment fund managed by GTCR Golder Rauner, L.L.C.

          "INVESTOR PURCHASE AGREEMENT" means that certain Unit Purchase Agreement dated as of the date hereof by and between the Investors and the Company, as the same may be amended from time to time pursuant to the terms thereof.

          "LLC AGREEMENT" means the Limited Liability Company Agreement of the Company, dated as of the date hereof among the parties from time to time party thereto, as the same may be amended from time to time pursuant to the terms thereof.

          "ORIGINAL COST" means, with respect to each Common Unit purchased hereunder, $0.0333 (as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

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          "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of equity securities of the Company or a corporate successor to the Company.

          "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "QUARTER DATE" means February, May, August and November of each year beginning on May, 2002 and ending on February, 2007.

          "REGISTRATION AGREEMENT" means the Registration Agreement, dated as of the date hereof, by and among the Company, the Investors (or an Affiliate thereof) and the other Persons party thereto from time to time, as the same may be amended from time to time pursuant to the terms thereof.

          "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person or group of related Persons other than the Investors or their Affiliates in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of managers (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's equity, securityholder or voting agreement, proxy, power of attorney or otherwise) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis; PROVIDED that a Public Offering shall not constitute a Sale of the Company.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SECURITYHOLDERS AGREEMENT" means the Securityholders Agreement dated as of February 14, 2002 among the Company and certain of its securityholders, as the same may be amended from time to time pursuant to the terms thereof.

          "SENIOR MANAGEMENT AGREEMENT" means that certain Senior Management Agreement dated as of the date hereof, by and among the Company, Employer and G. Edward Evans, as the same may be amended, modified or supplemented from time to time.

          "SUBSIDIARY" means any corporation or other entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

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          7. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          IF TO THE COMPANY:

              TSI Telecommunication Holdings, LLC
              201 North Franklin Street
              Tampa, Florida 33602
              Attention:  G. Edward Evans
              Telephone: (813) 273-3000
              Facsimile: (813) 273-4953

              AND

              TSI Telecommunication Holdings, LLC
              201 North Franklin Street
              Tampa, Florida 33602
              Attention:  Robert Garcia, Jr.
              Telephone:  (813) 273-3000
              Facsimile:  (813) 273-4953

              WITH COPIES TO:

              GTCR Fund VII, L.P., GTCR Fund VII/A, L.P.
              and GTCR Co-Invest, L.P.
              c/o GTCR Golder Rauner, L.L.C.
              6100 Sears Tower
              Chicago, Illinois  60606-6402
              Attention:    David A. Donnini
                            Collin E. Roche
              Telephone: (312) 382-2200
              Facsimile: (312) 382-2201

              WITH COPIES TO:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, Illinois  60601
              Attention:    Stephen L. Ritchie
              Telephone: (312) 861-2210
              Facsimile: (312) 861-2200

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          IF TO PURCHASER:

              Christian Schiller
              c/o Cook Associates, Inc.
              212 West Kinzie Street
              Chicago, Illinois 60610
              Telephone: (312) 755-5633
              Facsimile: (312) 329-1528

          IF TO THE INVESTORS:

              GTCR Fund VII, L.P., GTCR Fund VII/A, L.P.
              and GTCR Co-Invest, L.P.
              c/o GTCR Golder Rauner, L.L.C.
              6100 Sears Tower
              Chicago, Illinois  60606-6402
              Attention:    David A. Donnini
                            Collin E. Roche
              Telephone: (312) 382-2200
              Facsimile: (312) 382-2201

          WITH A COPY TO:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, Illinois  60601
              Attention:    Stephen L. Ritchie
              Telephone: (312) 861-2210
              Facsimile: (312) 861-2200

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          8.  GENERAL PROVISIONS.

          (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Carried Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Carried Units as the owner of such equity for any purpose.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will

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not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) COUNTERPARTS. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Purchasers, the Company, the Investors and their respective successors and assigns (including subsequent holders of Carried Units); PROVIDED that the rights and obligations of the Purchasers under this Agreement shall not be assignable except in connection with a permitted transfer of Carried Units hereunder.

          (f) CHOICE OF LAW. The limited liability company law of the State of Delaware will govern all questions concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (g) REMEDIES. Each of the parties to this Agreement (including the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.

          (h) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Purchasers holding a majority of the Carried Units held by Purchasers and the Majority Holders (as defined in the Investor Purchase Agreement).

          (i) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) ADJUSTMENTS OF NUMBERS. All numbers set forth herein which refer to unit prices or amounts will be appropriately adjusted to reflect unit splits, unit dividends, combinations of units and other recapitalizations affecting the subject class of equity.

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          (k) DEEMED TRANSFER OF CARRIED UNITS. If the Company (and/or the
Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Carried Units to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such units are to be repurchased shall no longer have any rights as a holder of such units (other than the right to receive payment of such consideration in accordance with this Agreement), and such units shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such units, whether or not the certificates therefor have been delivered as required by this Agreement.

          (l) NO PLEDGE OR SECURITY INTEREST. The purpose of the Company's retention of Purchaser's certificates and executed security powers is solely to facilitate the repurchase provisions set forth in SECTION 4 herein and SECTION 6 of the Securityholders Agreement does not constitute a pledge by Purchaser of, or the granting of a security interest in, the underlying equity.

          (m) RIGHTS GRANTED TO GTCR AND ITS AFFILIATES. Any rights granted to GTCR VII, GTCR VII/A, GTCR Co-Invest and their Affiliates hereunder may also be exercised (in whole or in part) by their designees (which may be Affiliates of GTCR Fund VII, GTCR Fund VII/A and/or GTCR Co-Invest).

                                    * * * * *

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          IN WITNESS WHEREOF, the parties hereto have executed this Purchase
Agreement on the date first written above.

                                             TSI TELECOMMUNICATION HOLDINGS, LLC

                                             By:  /s/ G. Edward Evans
                                             Its: Chief Executive Officer

                                                  /s/ Christian Schiller
                                                  Christian Schiller

                                                  /s/ Arnis Kins
                                                  Arnis Kins

                                                  /s/ John Kins
                                                  John Kins
Agreed and Accepted:

GTCR FUND VII, L.P.
By: GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ David A. Donnini
Name:  David A. Donnini
Its:   Principal

GTCR FUND VII/A, L.P.
By: GTCR Partners VII, L.P.
Its: General Partner

By: GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ David A. Donnini
Name: David A. Donnini
Its:  Principal

GTCR CO-INVEST, L.P.
By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ David A. Donnini
Name: David A. Donnini
Its:  Principal

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